================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 2003


                                 KENNAMETAL INC.
             (Exact name of registrant as specified in its charter)

                          Commission file number 1-5318

              PENNSYLVANIA                                 25-0900168
      (State or other jurisdiction                      (I.R.S. Employer
            of incorporation)                          Identification No.)


                               WORLD HEADQUARTERS
                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


================================================================================

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 29, 2003, Kennametal Inc. ("Kennametal" or "the Company") issued a press release announcing financial results for its first quarter ended September 30, 2003.

The press release contains non-GAAP financial measures, including gross profit, operating expense, operating income, net income (loss) and diluted EPS in each case excluding special items. The special items include: restructuring charges and Widia integration costs. Kennametal management excludes these items in measuring and compensating internal performance to more easily compare the Company's financial performance period to period. We believe investors should have available the same information that management uses to measure and compensate performance. Kennametal management believes that presentation of these non-GAAP financial measures provides useful information into the results of operations of the company for the current, past and future periods.

Free operating cash flow is a non-GAAP presentation and is defined as cash provided by continuing operations (in accordance with GAAP) less capital expenditures and proceeds from asset disposals. Free operating cash flow is considered to be an important indicator of Kennametal's ability to generate liquidity because it better represents cash generated from operations that can be used for strategic initiatives, dividends or debt repayment.

Debt-to-Capital
---------------
Debt to equity in accordance with GAAP is defined as total debt divided by Stockholder's Equity and total debt. Debt to equity is defined by Kennametal as total current and long term debt divided by total Shareowner's equity plus minority interest plus total debt. Kennametal adjusted its debt to equity percentage for the additional minimum pension charge and electronics impairment that is recorded in equity. Management believes that the adjustment provides additional insight into the underlying capital structuring and performance of the Company.

Additionally, during our quarterly teleconference we may use various other non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G.

Primary Working Capital
-----------------------
Primary working capital is a non-GAAP presentation and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal's performance in managing certain assets and liabilities controllable at the business unit level and is used as such for internal performance measurement.

EBIT
----
EBIT is an acronym for Earnings Before Interest and Taxes and is not a calculation in accordance with GAAP. The most directly comparable GAAP measure is net income except with respect to reporting segments in which the most comparable GAAP measure is operating income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company's operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP.

Adjusted Sales
--------------
Kennametal adjusted sales as reported under GAAP for specific items including acquisitions and foreign currency translation. Management believes that adjusting the sales as reported under GAAP provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

Adjusted Gross Profit
---------------------
Kennametal adjusted gross profit as recorded under GAAP for specific items including Widia integration and restructuring charges. Management believes that the adjusted gross profit information is an important indicator of the Company's underlying operating performance.

Operating Expense Reconciliation
--------------------------------
Kennametal adjusted operating expense as reported under GAAP for Widia Integration, Restructuring charges, Widia operating expense, foreign exchange and decreased pension income. Management believes that the adjusted operating expense provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS

RECONCILIATION TO GAAP WORKING CAPITAL (UNAUDITED)


                                                          September 30,
                                                  -----------------------------
                                                     2003                2002
                                                  ---------           ---------
Current assets                                    $ 796,365           $ 750,397
Current liabilities                                 314,789             289,860
                                                  ---------           ---------
Working capital in accordance with GAAP             481,576             460,537

Excluded items:
Cash and cash equivalents                           (14,720)            (14,300)
Deferred income taxes                              (114,619)            (71,084)
Other current assets                                (47,003)            (40,110)
                                                  ---------           ---------
Total excluded current assets                     $(176,342)          $(125,494)

Adjusted current assets                             620,023             624,903

Short-term debt, including notes payable            (11,375)            (16,992)
Accrued liabilities                                (195,761)           (171,045)
                                                  ---------           ---------
Total excluded current liabilities                $(207,136)          $(188,037)

Adjusted current liabilities                        107,653             101,823

Primary working capital                           $ 512,370           $ 523,080

                                     -more-

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS

                 KENNAMETAL INC. EBIT RECONCILIATION (UNAUDITED)


                                         September 30,
                                 ----------------------------
                                   2003                2002
                                 --------            --------
Net income, as reported          $  8,764            $ 10,829

As % of sales                         2.0%                2.7%

Add back:

Interest                            6,600               8,485

Taxes                               4,452               5,255
                                 --------            --------
EBIT                               19,816              24,569

Additional adjustments:

Minority interest                     695                 338

Restructuring, including
  items in COGS                     3,393                (181)

Widia integration                   1,559                 711

Interest income                      (436)               (640)

Securitization fees                   397                 537
                                 --------            --------
Adjusted EBIT                    $ 25,424            $ 25,334
                                 ========            ========

As of % of sales                      5.7%                6.3%


                                     -more-

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS


MSSG SEGMENT (UNAUDITED):


                                                       Quarter Ended
                                                       September 30,
                                                --------------------------
                                                  2003              2002
                                                --------          --------
Sales, as reported                              $271,129          $240,422

Widia sales(1)                                   (26,018)               -

Foreign currency exchange                        (11,098)               -
                                                --------          --------
Adjusted sales                                  $234,013          $240,422
                                                ========          ========


MSSG EBIT (UNAUDITED):

                                                      Quarter Ended
                                                      September 30,
                                                -------------------------
                                                  2003              2002
                                                -------           -------

MSSG operating income, as reported              $23,502           $23,473

As % of sales                                       8.7%              9.8%

Other income                                        264               189

                                                -------           -------
EBIT                                             23,766            23,662

Adjustments:

MSSG restructuring, including items in COGS       3,393                 -
Widia integration                                 1,511               711

                                                -------           -------
EBIT, excluding special charges                 $28,670           $24,373
                                                =======           =======
As % of sales                                      10.6%             10.1%

(1) Widia was acquired on August 30, 2002. Sales related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.



                                     -more-

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS

AMSG SEGMENT (UNAUDITED):


                                                             Quarter Ended
                                                             September 30,
                                                      ---------------------------
                                                        2003               2002
                                                      --------           --------
Sales, as reported                                    $ 93,631           $ 83,409

Widia acquisition(1)                                    (5,476)                 -

Foreign currency exchange                               (2,775)                 -
                                                      --------           --------
Adjusted sales                                        $ 85,380           $ 83,409
                                                      ========           ========


AMSG EBIT (UNAUDITED):


                                                             Quarter Ended
                                                             September 30,
                                                      ---------------------------
                                                         2003              2002
                                                      --------           --------
AMSG operating income (expense), as reported          $ 11,822           $ 11,385

As % of sales                                             12.6%              13.6%

Other income (expense)                                     113                 58
                                                      --------           --------
EBIT                                                    11,935             11,443

Adjustments:

AMSG restructuring                                           -               (181)
Widia integration                                           48                  -

                                                      --------           --------
EBIT, excluding special charges                       $ 11,983           $ 11,262
                                                      ========           ========
As % of sales                                             12.8%              13.5%




(1) Widia was acquired on August 30, 2002. Sales related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.




                                     -more-

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS


J&L SEGMENT (UNAUDITED):

                                                             Quarter Ended
                                                             September 30,
                                                      ---------------------------
                                                        2003              2002
                                                      --------           --------
Sales, as reported                                    $ 48,139           $ 48,606

Foreign currency exchange                                 (221)                 -
                                                      --------           --------
Adjusted sales                                        $ 47,918           $ 48,606
                                                      ========           ========


J&L EBIT (UNAUDITED):

                                                             Quarter Ended
                                                             September 30,
                                                      ---------------------------
                                                        2003               2002
                                                      --------           --------
J&L operating income, as reported                     $  2,685           $  2,301

As % of sales                                              5.6%               4.7%

Other (expense)                                              -                (11)
                                                      --------           --------
EBIT                                                     2,685              2,290

Adjustments:

J&L restructuring                                            -                  -
                                                      --------           --------
EBIT, excluding special charges                       $  2,685           $  2,290
                                                      ========           ========
As % of sales                                              5.6%               4.7%




                                     -more-

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS



FSS SEGMENT (Unaudited):

                                                             Quarter Ended
                                                             September 30,
                                                      ---------------------------
                                                        2003               2002
                                                      --------           --------
Sales, as reported                                    $ 31,676           $ 31,781

Foreign currency exchange                                  (79)                 -
                                                      --------           --------
Adjusted sales                                        $ 31,597           $ 31,781
                                                      ========           ========





FSS EBIT (Unaudited):

                                                             Quarter Ended
                                                             September 30,
                                                      ---------------------------
                                                        2003               2002
                                                      --------           --------

FSS operating income, as reported                     $   (281)          $    (19)

As % of sales                                            -0.9%              -0.1%

Other (expense) income                                       2                100
                                                      --------           --------
EBIT                                                      (279)                81

Adjustments:

FSS restructuring                                            -                  -

                                                      --------           --------
EBIT, excluding special charges                       $   (279)          $     81
                                                      ========           ========
As % of sales                                            -0.9%                0.3%


                                     -more-

                  SUPPLEMENTAL INFORMATION AND RECONCILIATIONS


RECONCILIATION TO GAAP - GROSS PROFIT (UNAUDITED)


                                                            QUARTER ENDED                   QUARTER ENDED
                                                            SEPTEMBER 30,                   SEPTEMBER 30,
                                                     --------------------------       -------------------------
                                                                        AS A %                           AS A %
                                                       2003            OF SALES         2002            OF SALES
                                                       ----            --------         ----            --------
Gross profit                                         $144,107            32.4%        $130,969            32.4%

Widia integration and restructuring charges             2,954             0.7%               -             0.0%
                                                     --------            ----         --------            ----
Gross profit, excluding special items                $147,061            33.1%        $130,969            32.4%
                                                     ========            ====         ========            ====



OPERATING EXPENSE RECONCILIATION (UNAUDITED):

                                                  Quarter ended       Quarter ended
                                                  Sept. 30, 2003      Sept. 30, 2002
                                                  --------------      --------------
Operating expense, as reported                       $ 121,239           $ 104,835

Integration costs                                       (1,448)               (711)
                                                     ---------           ---------

Operating expense, excluding special items             119,791             104,124

Less:

Widia operating expense                                  8,441                   -
Unfavorable foreign exchange                             4,979                   -
                                                     ---------           ---------

Operating expense, excluding special items,
Widia expense and foreign exchange
                                                     $ 106,371           $ 104,124
                                                     =========           =========

                                      -end-

                          Exhibit Index
Exhibit                   Description
-------                   -----------

99.1     Press Release dated October 29, 2003.  Furnished herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KENNAMETAL INC.



     Date:    October 29, 2003         By:     /s/ TIMOTHY A. HIBBARD
                                              ---------------------------------
                                              Timothy A. Hibbard
                                              Corporate Controller and
                                              Chief Accounting Officer